UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     September 21, 2006


                               CIMBIX CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)

          Washington                000-49955              91-2060082
          ----------                ---------              ----------
(State or other jurisdiction       (Commission           (IRS Employer
      of incorporation)            File Number)        Identification No.)


    9663 Santa Monica Boulevard, Suite 134, Beverly Hills, California  90210
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: 310-435-0435


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Cimbix Corporation (the "Company") executed an agreement on September 21, 2006 with P204 Enterprises Ltd. ("P204") granting the rights to sell atmospheric water generators under a private label brand. The agreement provides that a minimum purchase of five containers of the home/office units as well as two 2,500 liter per day commercial units are to be ordered by P204 within 45 days of the signing of the agreement. The total initial purchase is anticipated to be in excess of US $950,000. The contract is performance based and has a term of five years with an option to renew for a further five years.

ITEM 7.01     REGULATION FD DISCLOSURE.

     On September 20, 2006, the Company announced that it has granted P204 Enterprises Ltd. ("P204") the rights to sell atmospheric water generators under a private label brand, the agreement for which was entered into by P204 on September 21, 2006, signifying their acceptance of the appointment as a private label distributor for the Company. A copy of the Press Release is furnished as
Exhibit 99.1 to this report.

     The information in this report shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.    Furnished pursuant to Items 2.02 and 7.01.

     10.2 Agreement between the Cimbix Corporation and P204 Enterprises Ltd. dated September 20, 2006.

     99.1 Press release by Cimbix Corporation issued on September 20, 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CIMBIX CORPORATION


Date: September 27, 2006                By: /s/ Robert Rosner
                                            -------------------------------
                                        Robert Rosner, President